Exhibit 99.1

News Announcement	For Immediate Release

NEXSTAR BROADCASTING GROUP REPORTS

ADJUSTMENTS TO 2008 SECOND QUARTER RESULTS

Irving, TX – August 12, 2008—Nexstar Broadcasting Group, Inc. (NASDAQ: NXST) announced today that it identified adjustments to its 2008 second quarter and six month financial results for the periods ended June 30, 2008, which were announced on August 5. The adjustments to the 2008 second quarter and year to date results include a decrease of net revenue by one hundred twenty-nine thousand dollars, an increase in selling, general, and administrative expenses of one hundred thousand dollars and a decrease in depreciation expense of two hundred twenty- six thousand dollars, which had the net effect of reducing income from operations, net income and free cash flow by three thousand dollars and broadcast cash flow and EBITDA by two hundred twenty-nine thousand dollars. The schedules below include the originally reported figures, the revised figures and the difference between the originally reported and corrected results. Nexstar Broadcasting Group will file its Form 10-Q for the period ended June 30, 2008 on August 12, 2008. The Company’s total leverage ratio at June 30, 2008, giving effect to the remaining indebtedness on its 11.375% senior discount notes due 2013 on which interest payments become cash pay on October 1, 2008, was 6.69x. All other data as disclosed in the August 5 release remains unchanged including information on the Company’s debt and summary 2008 third quarter outlook.

Nexstar Broadcasting Group, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended June 30, 2008
	(unaudited)
	As reported	Revised	Difference
Net revenue	$70,747	$70,618	$(129)

Operating expenses:
Station direct operating expenses, net of trade (exclusive of depreciation and amortization shown separately below)	17,583	17,583	—
Selling, general, and administrative expenses (exclusive of depreciation and amortization shown separately below)	18,151	18,251	100
Non-cash contract termination fee	—	—	—
Loss (gain) on asset exchange	(2,742)	(2,742)	—
Loss (gain) on asset disposal, net	(205)	(205)	—
Trade and barter expense	4,449	4,449	—
Corporate expenses	3,588	3,588	—
Amortization of broadcast rights, excluding barter	2,057	2,057	—
Amortization of intangible assets	6,383	6,383	—
Depreciation	5,314	5,088	(226)

Total operating expenses	54,578	54,452	(126)

Income from operations	16,169	16,166	(3)
Interest expense, including amortization of debt financing costs	(10,806)	(10,806)	—
Interest / other income	151	151	—

Income (loss) before income taxes	5,514	5,511	(3)
Income tax expense	(1,634)	(1,634)	—

Net income (loss)	$3,880	$3,877	$(3)

Basic and diluted net income (loss) per share	$0.14	$0.14	—
Basic and diluted weighted average number of shares outstanding	28,422	28,422	—

-more-

Nexstar Broadcasting, 8/12/08	page 2

Nexstar Broadcasting Group, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Six Months Ended June 30, 2008
	(unaudited)
	As reported	Revised	Difference
Net revenue	$134,459	$134,330	$(129)

Operating expenses:
Station direct operating expenses, net of trade (exclusive of depreciation and amortization shown separately below)	35,659	35,659	—
Selling, general, and administrative expenses (exclusive of depreciation and amortization shown separately below)	35,813	35,913	100
Non-cash contract termination fee	7,167	7,167	—
Loss (gain) on asset exchange	(3,592)	(3,592)	—
Loss (gain) on asset disposal, net	(170)	(170)	—
Trade and barter expense	8,958	8,958	—
Corporate expenses	6,811	6,811	—
Amortization of broadcast rights, excluding barter	4,303	4,303	—
Amortization of intangible assets	12,755	12,755	—
Depreciation	10,647	10,421	(226)

Total operating expenses	118,351	118,225	(126)

Income from operations	16,108	16,105	(3)
Interest expense, including amortization of debt financing costs	(24,795)	(24,795)	—
Interest / other income	552	552	—

Income (loss) before income taxes	(8,135)	(8,138)	(3)
Income tax expense	(3,313)	(3,313)	—

Net income (loss)	$(11,448)	$(11,451)	$(3)

Basic and diluted net income (loss) per share	$(0.40)	$(0.40)	—
Basic and diluted weighted average number of shares outstanding	28,420	28,420	—

-more-

Nexstar Broadcasting, 8/12/08	page 3

Nexstar Broadcasting Group, Inc.

Reconciliation Between Actual Consolidated Statements of Operations

and Broadcast Cash Flow and EBITDA (Non-GAAP Measures)

(in thousands)

	Three Months Ended June 30, 2008
	(unaudited)
	As reported	Revised	Difference
Income from operations	$16,169	$16,166	$(3)
Add:
Depreciation	5,314	5,088	(226)
Amortization of intangible assets	6,383	6,383	—
Amortization of broadcast rights, excluding barter	2,057	2,057	—
Non-cash contract termination fee	—	—	—
Loss (gain) on asset exchange	(2,742)	(2,742)	—
Loss (gain) on asset disposal, net	(205)	(205)	—
Corporate expenses	3,588	3,588	—
Less:
Payments for broadcast rights	1,987	1,987	—

Broadcast cash flow	$28,577	$28,348	$(229)
Less:
Corporate expenses	3,588	3,588	—

EBITDA	$24,989	$24,760	$(229)

	Six Months Ended June 30, 2008
	(unaudited)
	As reported	Revised	Difference
Income from operations	$16,108	$16,105	$(3)
Add:
Depreciation	10,647	10,421	(226)
Amortization of intangible assets	12,755	12,755	—
Amortization of broadcast rights, excluding barter	4,303	4,303	—
Non-cash contract termination fee	7,167	7,167	—
Loss (gain) on asset exchange	(3,592)	(3,592)	—
Loss (gain) on asset disposal, net	(170)	(170)	—
Corporate expenses	6,811	6,811	—
Less:
Payments for broadcast rights	4,128	4,128	—

Broadcast cash flow	$49,901	$49,672	$(229)
Less:
Corporate expenses	6,811	6,811	—

EBITDA	$43,090	$42,861	$(229)

-more-

Nexstar Broadcasting, 8/12/08	page 4

Nexstar Broadcasting Group, Inc.

Reconciliation Between Actual Consolidated Statements of Operations

and Free Cash Flow (Non-GAAP Measure)

(in thousands)

	Three Months Ended June 30, 2008
	(unaudited)
	As reported	Revised	Difference
Income from operations	$16,169	$16,166	$(3)
Add:
Depreciation	5,314	5,088	(226)
Amortization of intangible assets	6,383	6,383	—
Amortization of broadcast rights, excluding barter	2,057	2,057	—
Non-cash contract termination fee	—	—	—
Loss (gain) on asset exchange	(2,742)	(2,742)	—
Loss (gain) on asset disposal, net	(205)	(205)	—
Non-cash stock option expense	644	644	—
Less:
Payments for broadcast rights	1,987	1,987	—
Cash interest expense	10,475	10,475	—
Capital expenditures	3,882	3,656	(226)
Cash income taxes, net of refunds	134	134	—

Free Cash Flow	$11,142	$11,139	$(3)

	Six Months Ended June 30, 2008
	(unaudited)
	As reported	Revised	Difference
Income from operations	$16,108	$16,105	$(3)
Add:
Depreciation	10,647	10,421	(226)
Amortization of intangible assets	12,755	12,755	—
Amortization of broadcast rights, excluding barter	4,303	4,303	—
Non-cash contract termination fee	7,167	7,167	—
Loss (gain) on asset exchange	(3,592)	(3,592)	—
Loss (gain) on asset disposal, net	(170)	(170)	—
Non-cash stock option expense	1,291	1,291	—
Less:
Payments for broadcast rights	4,128	4,128	—
Cash interest expense	20,591	20,591	—
Capital expenditures	8,128	7,902	(226)
Cash income taxes, net of refunds	178	178	—

Free Cash Flow	$15,484	$15,481	$(3)

-more-

Nexstar Broadcasting, 8/12/08	page 5

Definitions and Disclosures Regarding non-GAAP Financial Information

Broadcast cash flow is calculated as income from operations plus corporate expenses, plus non-cash contract termination fees, depreciation, amortization of intangible assets and broadcast rights (excluding barter), loss (gain) on asset exchange and loss (gain) on asset disposal, net, minus broadcast rights payments.

EBITDA is calculated as broadcast cash flow less corporate expenses.

Free cash flow is calculated as income from operations plus depreciation, amortization of intangible assets and broadcast rights (excluding barter), loss (gain) on asset exchange, loss (gain) on asset disposal, net, non-cash stock option expense and non-cash contract termination fees, less payments for broadcast rights, cash interest expense, capital expenditures and net cash income taxes.

Broadcast cash flow, EBITDA, free cash flow and net debt results are non-GAAP financial measures. Nexstar believes the presentation of these non-GAAP measures are useful to investors because they are used by lenders to measure the Company’s ability to service debt; by industry analysts to determine the market value of stations and their operating performance; by management to identify the cash available to service debt, make strategic acquisitions and investments, maintain capital assets and fund ongoing operations and working capital needs; and, because they reflect the most up-to-date operating results of the stations inclusive of pending acquisitions, TBAs or LMAs. Management believes they also provide an additional basis from which investors can establish forecasts and valuations for the Company’s business. For a reconciliation of these non-GAAP financial measurements to the GAAP financial results cited in this news announcement, please see the supplemental tables at the end of this release.

About Nexstar Broadcasting Group, Inc.

Nexstar Broadcasting Group currently owns, operates, programs or provides sales and other services to 50 television stations in 29 markets in the states of Illinois, Indiana, Maryland, Missouri, Montana, Texas, Pennsylvania, Louisiana, Arkansas, Alabama and New York. Nexstar’s television station group includes affiliates of NBC, CBS, ABC, FOX, MyNetworkTV and The CW and reaches approximately 8.25% of all U.S. television households.

Forward-Looking Statements

This news release includes forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events. Forward-looking statements include information preceded by, followed by, or that includes the words “guidance,” “believes,” “expects,” “anticipates,” “could,” or similar expressions. For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this news release, concerning, among other things, changes in net revenue, cash flow and operating expenses, involve risks and uncertainties, and are subject to change based on various important factors, including the impact of changes in national and regional economies, our ability to service and refinance our outstanding debt, successful integration of acquired television stations (including achievement of synergies and cost reductions), pricing fluctuations in local and national advertising, future regulatory actions and conditions in the television stations’ operating areas, competition from others in the broadcast television markets served by

-more-

Nexstar Broadcasting, 8/12/08	page 6

the Company, volatility in programming costs, the effects of governmental regulation of broadcasting, industry consolidation, technological developments and major world news events. Unless required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this news release might not occur. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this release. For more details on factors that could affect these expectations, please see our filings with the Securities and Exchange Commission.

Contact:
Matthew E. Devine	Joseph Jaffoni, Ratula Roy
Chief Financial Officer	Jaffoni & Collins Incorporated
Nexstar Broadcasting Group, Inc.	(212) 835-8500 or nxst@jcir.com
(972) 373-8800

# # #